UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 11, 2010
(Date of earliest event reported)

GT SOLAR INTERNATIONAL, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Program for Fiscal 2011

On August 11, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of GT Solar International, Inc. (the “Company”) approved the written form of the Fiscal Year 2011 Executive Incentive Program (the “Fiscal 2011 EIP”), which Fiscal 2011 EIP is in accordance with the structure of the Fiscal 2011 EIP as previously approved by the Compensation Committee and disclosed in the Company’s Current Report on Form 8-K filed on June 8, 2010.  Other than Richard Johnson and David Keck, each of our named executive officers currently employed by the Company is eligible to participate in the Fiscal 2011 EIP.

Under the Fiscal 2011 EIP, the bonus payment for a participant will be determined in reference to the target bonus opportunity for such participant specified in a participation agreement between the participant and the Company, and will be based on achievement of individual performance objective components (“MBOs”) as a result of the Compensation Committee’s assessment of each participant’s performance as compared to their MBOs.  In no event shall a participant’s actual bonus payment exceed two times such participant’s target bonus opportunity.

The Fiscal 2011 EIP provides for the following target bonuses opportunities for such named executive officers:

Target Bonus as a
Percentage of Base Salary
Thomas Gutierrez	25%
Richard Gaynor	15%
David Gray	15%
Hoil Kim	12.5%

A copy of the Fiscal 2011 EIP is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on August 11, 2010 (the “Annual Meeting”). There were 144,025,193 shares of the Company’s common stock eligible to vote, and 123,871,827 shares present in person or by proxy at the Annual Meeting. One item of business was acted upon by stockholders at the Annual Meeting.

1. Election of Directors:

Director	For	Against

Fusen E. Chen	123,232,647	639,180

J. Michal Conaway	118,966,841	4,904,986

J. Bradford Forth	104,843,280	19,028,547

Ernest L. Godshalk	121,910,304	1,961,523

Thomas E. Gutierrez	122,987,918	883,909

Matthew E. Massengill	121,909,681	1,962,146

R. Chad Van Sweden	122,990,122	881,705

Noel G. Watson	123,224,901	646,926

The stockholders elected each of the foregoing individuals to serve as a director for a term of one year.

Under the Company’s Amended and Restated Bylaws, each of the directors was elected by having received a plurality vote.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	GT Solar International, Inc. Fiscal Year 2011 Executive Incentive Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ Hoil Kim
Date: August 17, 2010	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	GT Solar International, Inc. Fiscal Year 2011 Executive Incentive Program.